SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) March 2, 1998
                                                 -------------

                                      UICI
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-14320                 75-2044750
           --------                      -------                 ----------
  (State or other jurisdiction       (Commission File           (IRS Employer
of incorporation or organization          Number)            Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                         75244
-------------------------------------------                         -----
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

     APPOINTMENT OF CHIEF FINANCIAL OFFICER

     Effective March 1, 1998, UICI (the "Company") announced the appointment of Warren B. Idsal as Chief Financial Officer of UICI. Mr. Idsal joins UICI with 20 years of experience as an investment banker with several firms. Most recently, he was Managing Director with Principal Financial Securities, Incorporated, where he provided financial advice concerning public offerings, private placements, and mergers and acquisitions.

     Mr. Idsal brings extensive experience to the position in identifying, evaluating and negotiating acquisitions and the financing of such transactions. This will be of great help to UICI as it continues to grow through acquisitions in its existing business units and by adding new business units.

     RESULTS FOR JANUARY

     The Company reported net income of $7,256,000 or $0.16 per share for the month of January 1998 on revenues of $92,629,000. The operating results for the month ended January 31, 1998 include the operations of ELA Corp. ("ELA").

     The operating results for the month ended January 31, 1998 are not necessarily indicative of the results that may be expected for the quarter ending March 31, 1998 or the year ending December 31, 1998.

     On December 22, 1997 ELA merged with UICI in a transaction accounted for as a pooling-of-interests. UICI issued 922,956 shares of its common stock for all the outstanding shares of common stock of ELA. Pursuant to the merger agreement, the Company granted registration rights to the shareholders of ELA. The Company has filed and the Securities and Exchange Commission ("SEC") has declared effective a registration statement covering the potential future sale by the former shareholders of ELA of the UICI shares received in the merger. As required by the rules of the Securities and Exchange Commission for pooling-of-interests accounting treatment, the affiliates of both UICI and ELA are subject to limitations in the reduction of their investment risk with respect to UICI common stock until after the publication of the results of operations of the combined entities covering at least 30 days. Filing of this Form 8-K is intended to constitute such publication.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit                                                                    Page
Number            Description of Exhibit                                  Number
------            ----------------------                                  ------

 99.1       Press release for appointment of Chief Financial Officer
            and January 1998 results                                         4





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SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                     UICI
                                                 (Registrant)

Date   February 27, 1998             By  /s/ Ronald L. Jensen
      -----------------                  ---------------------------------------
                                         Ronald L. Jensen
                                          Chairman of the Board, President
                                          and Director



Date  February 27, 1998              By  /s/ Vernon R. Woelke
      -----------------                  ---------------------------------------
                                         Vernon R. Woelke
                                          Vice President, Treasurer and Director





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